Exhibit 99.2

HOSPITALITY PROPERTIES TRUST

First Quarter 2008

Supplemental Operating and Financial Data

Unless otherwise noted all amounts in this report are unaudited.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS REPORT AND INCLUDE BUT ARE NOT LIMITED TO STATEMENTS REGARDING OUR INTENT, BELIEF OR EXPECTATION, OR THE INTENT, BELIEF OR EXPECTATION OF OUR TRUSTEES AND OFFICERS WITH RESPECT TO:

•                  OUR MANAGERS’ OR TENANTS’ ABILITIES TO PAY RETURNS OR RENT TO US;

•                  OUR ABILITY TO PURCHASE ADDITIONAL PROPERTIES;

•                  OUR INTENT TO REFURBISH CERTAIN OF OUR PROPERTIES;

•                  OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS;

•                  OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS;

•                  OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST;

•                  OUR ABILITY TO APPROPRIATELY BALANCE THE USE OF DEBT AND EQUITY AND TO RAISE CAPITAL; AND

•                  OTHER MATTERS.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  SUCH FACTORS INCLUDE, WITHOUT LIMITATION:

•                  THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS (INCLUDING THE RECENT CHANGES IN THE CAPITAL MARKETS) ON US AND OUR MANAGERS AND TENANTS;

•                  COMPLIANCE WITH AND CHANGES TO LAWS AND REGULATIONS AFFECTING THE REAL ESTATE, HOTEL, TRANSPORATION AND TRAVEL CENTER INDUSTRIES; AND

•                  COMPETITION WITHIN THE REAL ESTATE, HOTEL AND TRAVEL CENTER INDUSTRIES GENERALLY AND AMONG REITS.

FOR EXAMPLE:

•                  IF THE AVAILABILITY OF DEBT CAPITAL REMAINS RESTRICTED OR BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE;

•                  HOTEL ROOM DEMAND IS USUALLY A REFLECTION OF GENERAL ECONOMIC ACTIVITY IN THIS COUNTRY; AND IF HOTEL ROOM DEMAND BECOMES DEPRESSED BECAUSE OF A GENERAL SLOWING OF THE ECONOMY, THE OPERATING RESULTS OF OUR HOTELS MAY DECLINE, THE FINANCIAL RESULTS OF OUR MANAGERS AND TENANTS MAY DECLINE AND OUR OPERATORS AND TENANTS MAY BE UNABLE TO PAY OUR RETURNS OR RENTS;

•                  A SLOWING OF THE ECONOMY GENERALLY MAY RESULT IN LESS DEMAND FOR SERVICES AT OUR TRAVEL CENTERS; IF TRUCKING ACTIVITY DECLINES, OUR TRAVEL CENTER TENANTS MAY BECOME UNABLE TO PAY OUR RENTS; AND

•                  WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, AQCUISITION FINANCING TERMS, MANAGEMENT AGREEMENTS OR LEASE TERMS FOR NEW PROPERTIES.

THESE UNEXPECTED RESULTS COULD OCCUR FOR MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS NATURAL DISASTERS OR CHANGES IN OUR MANAGERS’ OR TENANTS’ REVENUES OR COSTS, OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007 UNDER “ITEM 1A. RISK FACTORS.”

FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2008

COMPANY PROFILE

The Company:	Strategy:

Hospitality Properties Trust is a real estate investment trust, or REIT. As of March 31, 2008, we owned 291 hotels and 185 travel centers located in 44 states, Puerto Rico, and Canada. At March 31, 2008, our properties were operated by operating companies under thirteen long term management or lease agreements. We are the only investment grade rated, publicly owned hospitality REIT in the Country and we are currently included in a number of financial indices, including the S&P 400 MidCap Index, the Russell 1000 Index, the MSCI U.S. REIT index, the FTSE EPRA/NAREIT United States index and the S&P REIT Composite index.

Management:

Hospitality Properties Trust is managed by Reit Management & Research LLC, or RMR. RMR was founded in 1986 to manage public investments in real estate. As of March 31, 2008, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including over 1,300 properties, located in 45 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has approximately 500 employees in its headquarters and regional offices located throughout the Country.  In addition to managing HPT, RMR and its affiliates also manage HRPT Properties Trust, or HRP, a publicly traded REIT that primarily owns office buildings and industrial properties, Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns senior living properties, eight publicly traded mutual funds, or the RMR Funds, which principally invest in securities of real estate companies (excluding securities of companies managed by RMR and its affiliates) and two real estate based operating companies in the healthcare and travel center industries. The public companies managed by RMR and its affiliates had combined total market capitalization of approximately $15 billion as of March 31, 2008. We believe that being managed by RMR is a competitive advantage for HPT because RMR provides HPT with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HPT at costs that are lower than HPT would have to pay for similar quality services.

Our business strategy is to maintain and grow an investment portfolio of high quality hotels and travel centers operated by experienced managers. Our properties are managed or leased under long term agreements that provide us cash flows in the form of minimum returns and rents. We also seek to participate in operating improvements at our properties by charging rent increases based upon percentages of gross revenue increases at our leased properties and participating in hotel profits in excess of the minimum returns due to us at our managed hotels. Generally, we prefer to purchase multiple properties in one transaction because we believe a single operating agreement for multiple properties in diverse locations enhances the stability of our cash flows. When we buy individual properties we usually add those properties to a combination lease or management agreement for other properties that we own. We have a conservative capital structure and limit the amount of debt financing we use. We do not have any investments in joint ventures or partnerships.

Stock Exchange Listing:

New York Stock Exchange

Trading Symbol:

Common Shares — HPT

Preferred Shares Series B — HPT-B
Preferred Shares Series C — HPT-C

Senior Unsecured Debt Ratings:

Standard & Poor’s — BBB

Moody’s — Baa2

Corporate Headquarters: 400 Centre Street Newton, MA 02458 (t) (617) 964-8389 (f) (617) 969-5730

Portfolio Data by Manager (as of 3/31/08):

							Percent
			Percent of			Annualized	of Total
		Number	Number		Percent of	Minimum	Minimum
	Number of	of Rooms	of Rooms	Investment	Total	Return /	Return /
Manager	Properties	/Suites (1)	/Suites (1)	(000s)	Investment	Rent (000s)	Rent
InterContinental	131	20,140	47%	$1,778,777	28%	$153,270	27%
Marriott International	125	17,926	41%	1,534,692	25%	156,676	27%
Hyatt	24	2,895	7%	310,450	5%	22,110	4%
Carlson	11	2,096	5%	202,126	3%	12,907	2%
TA(2)	185	N/A	N/A	2,457,457	39%	225,757	40%
Total	476	43,057	100%	$6,283,502	100%	$570,720	100%

Operating Statistics by Operating Agreement (Q1 2008):

				Percent
			Annualized	of Total
		Number	Minimum	Minimum			RevPAR
	Number of	of Rooms	Return /	Return /	Coverage (3)		Change (4)
Operating Agreement	Properties	/Suites (1)	Rent (000s)	Rent	Q1	LTM	Q1	LTM
InterContinental (no. 1)	31	3,844	$37,882	7%	1.09x	1.12x	4.8%	7.1%
InterContinental (no. 2)	76	9,220	50,000	9%	1.32x	1.42x	-0.6%	2.3%
InterContinental (no. 3)	14	4,139	44,258	8%	1.29x	1.37x	1.7%	6.7%
InterContinental (no. 4)	10	2,937	21,130	4%	1.22x	1.30x	0.4%	1.9%
Marriott (no. 1)	53	7,610	58,460	10%	1.40x	1.62x	0.5%	4.6%
Marriott (no. 2)	18	2,178	20,184	3%	0.87x	1.25x	-6.5%	-0.2%
Marriott (no. 3) (5)	34	5,026	44,002	8%	1.01x	1.26x	-1.4%	3.2%
Marriott (no. 4)	19	2,756	28,508	5%	1.37x	1.23x	4.6%	3.7%
Marriott (no. 5) (5)	1	356	5,522	1%	0.68x	0.76x	8.0%	11.3%
Hyatt	24	2,895	22,110	4%	1.06x	0.70x	31.9%	21.5%
Carlson	11	2,096	12,907	2%	1.66x	1.66x	1.9%	8.2%
TA (no. 1) (2)	145	N/A	159,580	28%	0.85x	1.26x	N/A	N/A
TA (no. 2)	40	N/A	66,177	11%	0.91x	1.08x	N/A	N/A
Total / Average	476	43,057	$570,720	100%			2.3%	5.2%

(1)          18 of our TA properties include hotels.  The rooms associated with these hotels have been excluded from total number of rooms.

(2)          The amount of annual minimum rent payable to us under TA agreement no. 1 is scheduled to increase to $163,632, $167,686, $172,742 and $177,799 in 2009, 2010, 2011 and 2012, respectively.  The annual straight line rent for GAAP reporting purposes is $173,577.

(3)          We define coverage as combined total property sales minus all property level expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our operators or tenants), divided by the minimum return or minimum rent payments due to us.  For some combinations, amounts have been calculated using data for periods prior to our ownership of certain properties and prior to commencement of our operating agreements.  All amounts are for the indicated periods except for the TA amounts which are for the quarter and LTM ended December 31, 2007.  We have not independently verified our managers' and tenants' operating data.

(4)          We define RevPAR as hotel room revenue per day per available room.  Operating data presented are based upon the operating results provided by our managers and tenants; we have not independently verified our managers' and tenants' operating data.

(5)          Effective January 1, 2008 we entered into a new lease for our Marriott Kauai Resort Beach Club hotel with a subsidiary of Marriott International, Inc.  This hotel was previously included in Marriott agreement no. 3 and leased to one of our taxable REIT subsidiaries.

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Frank J. Bailey	William A. Lamkin
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

John G. Murray	Mark L. Kleifges
President, Chief Operating Officer and Secretary	Treasurer and Chief Financial Officer

Ethan S. Bornstein
Senior Vice President

Contact Information

Investor Relations	Inquiries
Hospitality Properties Trust	Financial inquiries should be directed to Mark L. Kleifges,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 964-8389
Newton, MA 02458	or mkleifges@reitmr.com.
(t) (617) 964-8389
(f) (617) 969-5730	Investor and media inquiries should be directed to
(email) info@hptreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.hptreit.com	(617) 796-8232 or tbonang@hptreit.com, or Carlynn Finn,
Investor Relations Analyst at (617) 796-8232
or cfinn@hptreit.com

RESEARCH COVERAGE

Equity Research Coverage

Keefe, Bruyette & Woods	RBC
Smedes Rose	Mike Salinsky
(212) 887-3696	(216) 378-7627

Merrill Lynch	Stifel, Nicolaus
David Bragg	Rod Petrik
(212) 449-8922	(410) 454-4131

Morgan Keegan	UBS
Napoleon Overton	William Truelove
(901) 579-4865	(212) 713-8825

Morgan Stanley	Wachovia Securities
Celeste Mellet Brown	Jeffrey Donnelly
(212) 761-3896	(617) 603-4262

Debt Research Coverage

Credit Suisse	UBS
Matthew Lynch	Michael Dimler
(212) 325-6456	(203) 719-3841

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Maria Maslovsky	Emile Courtney
(212) 553-4831	(212) 438-7824

HPT is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HPT or its management.  HPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007

Shares Outstanding:
Common shares outstanding (at end of period)	93,893	93,893	93,890	93,869	93,866
Weighted average common shares outstanding - basic and diluted (1)	93,893	93,891	93,872	93,868	90,760

Common Share Data:
Price at end of period	$34.02	$32.22	$40.65	$41.49	$46.80
High during period	$37.17	$43.18	$44.30	$47.88	$49.00
Low during period	$29.50	$32.02	$36.00	$40.75	$37.52
Annualized dividends paid per share	$3.08	$3.08	$3.08	$3.04	$3.04
Annualized dividend yield (at end of period)	9.1%	9.6%	7.6%	7.3%	6.5%

Market Capitalization:
Total debt (book value)	$2,667,619	$2,579,391	$2,558,154	$2,731,994	$2,089,831
Plus: market value of preferred shares (at end of period)	331,157	314,333	362,717	394,674	403,335
Plus: market value of common shares (at end of period)	3,194,240	3,025,232	3,816,629	3,894,625	4,392,929
Total market capitalization	$6,193,016	$5,918,956	$6,737,500	$7,021,293	$6,886,095
Total debt / total market capitalization	43.1%	43.6%	38.0%	38.9%	30.3%

Book Capitalization:
Total debt	$2,667,619	$2,579,391	$2,558,154	$2,731,994	$2,089,831
Plus: total shareholders’ equity	2,762,420	2,786,434	2,782,728	2,711,505	2,736,066
Total book capitalization	$5,430,039	$5,365,825	$5,340,882	$5,443,499	$4,825,897
Total debt / total book capitalization	49.1%	48.1%	47.9%	50.2%	43.3%

Selected Balance Sheet Data:
Total assets	$5,711,717	$5,679,307	$5,647,155	$5,790,013	$5,145,180
Total liabilities	$2,949,297	$2,892,873	$2,864,427	$3,078,508	$2,409,114
Real estate, at cost	$6,264,855	$6,196,231	$6,154,580	$6,259,353	$5,590,197
Total debt / real estate, at cost	42.6%	41.6%	41.6%	43.6%	37.4%

Selected Income Statement Data:
Total revenues	$319,179	$326,760	$334,310	$333,741	$290,668
EBITDA (2)	$156,371	$154,317	$159,502	$153,057	$130,746
Net income available for common shareholders (3)	$48,286	$75,984	$142,390	$46,812	$39,013
Funds from operations (FFO) available for common shareholders (4)	$110,904	$108,270	$113,572	$111,541	$98,462
Common distributions declared	$72,298	$72,298	$72,295	$72,710	$71,338

Per Share Data:
Income from continuing operations available for common shareholders	$0.51	$0.81	$0.48	$0.47	$0.40
Income from discontinued operations available for common shareholders (3)	$—	$—	$1.03	$0.03	$0.03
Net income available for common shareholders (3)	$0.51	$0.81	$1.52	$0.50	$0.43
FFO available for common shareholders (4)	$1.18	$1.15	$1.21	$1.19	$1.08
Common distributions declared	$0.77	$0.77	$0.77	$0.76	$0.76
FFO payout ratio	65.2%	67.0%	63.6%	63.9%	70.4%

Coverage Ratios:
EBITDA (2) / interest expense	4.2x	4.1x	4.2x	4.5x	4.2x
EBITDA (2) / interest expense and preferred distributions	3.5x	3.4x	3.5x	3.7x	4.0x

(1)          HPT had no outstanding dilutive common share equivalents during the periods presented.

(2)          See page 14 for calculation of EBITDA.

(3)          Includes for the quarter ended September 30, 2007, a $95,711, or a $1.02 per share, gain from the sale of real estate.

(4)          See page 15 for calculation of FFO.

CONSOLIDATED BALANCE SHEET

(dollars in thousands, except share data)

	As of March 31, 2008	As of December 31, 2007
		(Audited)
ASSETS

Real estate properties, at cost:
Land	$1,392,359	$1,377,520
Buildings, improvements and equipment	4,872,496	4,818,711
	6,264,855	6,196,231
Accumulated depreciation	(899,067)	(849,470)
	5,365,788	5,346,761
Cash and cash equivalents	29,487	23,401
Restricted cash (FF&E reserve escrow)	45,469	28,134
Other assets, net	270,973	281,011
	$5,711,717	$5,679,307

LIABILITIES AND SHAREHOLDERS’ EQUITY

Revolving credit facility	$396,000	$158,000
Senior notes, net of discounts	1,693,003	1,842,756
Convertible senior notes	575,000	575,000
Mortgage payable	3,616	3,635
Security deposits	169,406	169,406
Accounts payable and other liabilities	101,285	134,705
Due to affiliates	6,233	4,617
Dividends payable	4,754	4,754
Total liabilities	2,949,297	2,892,873

Commitments and contingencies

Shareholders’ equity:
Preferred shares of beneficial interest; no par value; 100,000,000 shares authorized:
Series B preferred shares; 8 7/8% cumulative redeemable; 3,450,000 shares issued and outstanding, aggregate liquidation preference $86,250	83,306	83,306
Series C preferred shares; 7% cumulative redeemable; 12,700,000 shares issued and outstanding, aggregate liquidation preference $317,500	306,833	306,833
Common shares of beneficial interest; $0.01 par value; 150,000,000 shares authorized; 93,892,719 shares issued and outstanding	939	939
Additional paid-in capital	3,048,881	3,048,881
Cumulative net income	1,766,833	1,711,079
Cumulative preferred distributions	(101,231)	(93,761)
Cumulative common distributions	(2,343,141)	(2,270,843)
Total shareholders’ equity	2,762,420	2,786,434
	$5,711,717	$5,679,307

CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

	For the Three Months Ended
	3/31/2008	3/31/2007
Revenues:
Hotel operating revenues (1)	$222,440	$224,471
Minimum rent (1)	89,956	57,610
FF&E reserve income (2)	6,183	5,439
Interest income	600	3,148
Total revenues	319,179	290,668

Expenses:
Hotel operating expenses	156,376	160,398
Interest (including amortization of deferred financing osts of $1,040, $739, respectively)	37,569	30,655
Depreciation and amortization	58,251	48,318
General and administrative	11,444	7,793
TA spin off costs (3)	—	2,711
Total expenses	263,640	249,875

Income before gain on sale of real estate and income taxes	55,539	40,793
Gain on sale of real estate (4)	645	—
Income before income taxes	56,184	40,793
Income tax expense	(428)	(479)

Income from continuing operations	55,756	40,314
Income from discontinued operations (5)	—	3,058

Net income	55,756	43,372

Preferred distributions	(7,470)	(4,359)
Net income available for common shareholders	$48,286	$39,013

Weighted average common shares outstanding	93,893	90,760

Basic and diluted net income per common share:
Income from continuing operations available for common shareholders	$0.51	$0.40
Income from discontinued operations available for common shareholders	$—	$0.03
Net income available for common shareholders	$0.51	$0.43

See notes to consolidated statement of income on page 12.

NOTES TO CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

(1)                      March 31, 2008, each of our 291 hotels are included in one of eleven operating agreements of hotels of which 199 are leased to our taxable REIT subsidiaries and managed by independent hotel operating companies and 92 are leased to third parties. Our 185 travel centers are leased under two agreements. Our consolidated statement of income includes hotel operating revenues and expenses of managed hotels and rental income from our leased hotels and travel centers.

(2)                      Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E reserve escrows.  At March 31, 2008, we own all the FF&E escrows for our hotels.  Through July 26, 2007, we had a security and remainder interest in the FF&E reserve escrows for our former Homestead Studio Suites hotels (see Note 5). When we own the FF&E reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent.  When we had a security and remainder interest in the FF&E reserve escrows of our Homestead Studio Suites hotels, deposits were not included in revenue.  We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(3)                      During the first quarter of 2007, we expensed $2,711 of costs in connection with the spin off of our former subsidiary, TravelCenters of America LLC, or TA, to our shareholders on January 31, 2007.

(4)                      On February 5, 2008, we sold our Park Plaza hotel in North Phoenix, Arizona for $8,000 and recognized a gain on sale of $645.

(5)                      Income from discontinued operations relates to the 18 Homestead Studio Suites hotels that we sold in July, 2007.  We have reclassified our consolidated statement of income for all periods presented to show the results of operations of the hotels which have been sold as discontinued.

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Three Months Ended
	3/31/2008	3/31/2007
Cash flows from operating activities:
Net income	$55,756	$43,372
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	58,251	49,071
Amortization of deferred financing costs as interest	1,040	739
Straight line rent adjustments	(3,794)	(2,890)
Other non-cash (income) expense, net	(781)	(743)
FF&E reserve income and deposits	(16,230)	(13,826)
Gain on sale of real estate	(645)	—
Change in assets and liabilities:
(Increase) decrease in other assets	(2,998)	4,027
Decrease in accounts payable and other	(35,864)	(3,821)
Increase in due to affiliate	1,616	815
Cash provided by operating activities	56,351	76,744

Cash flows from investing activities:
Real estate acquisitions	(45,877)	(1,913,521)
FF&E reserve fundings	(20,235)	(27,302)
Net proceeds from sale of real estate	7,644	—
Cash used in investing activities	(58,468)	(1,940,823)

Cash flows from financing activities:
Issuance of common shares, net	—	343,477
Issuance of preferred shares, net	—	307,307
Issuance of senior notes, net of discount	—	298,866
Issuance of convertible senior notes	—	575,000
Repayment of senior notes	(150,000)	—
Draws on revolving credit facility	303,000	80,000
Repayments of revolving credit facility	(65,000)	(64,000)
Draws on interim credit facility	—	1,400,000
Repayments of interim credit facility	—	(1,400,000)
Deferred financing costs incurred	(27)	(13,812)
Distributions to preferred shareholders	(7,472)	(1,914)
Distributions to common shareholders	(72,298)	(65,184)
Distribution of TA to common shareholders	—	(121,166)
Cash provided by financing activities	8,203	1,338,574

Increase (decrease) in cash and cash equivalents	6,086	(525,505)
Cash and cash equivalents at beginning of period	23,401	553,256
Cash and cash equivalents at end of period	$29,487	$27,751

Supplemental cash flow information:
Cash paid for interest	$58,696	$37,895

Non cash investing activities:
Property managers’ deposits in FF&E reserve	$19,496	$11,559
Property managers’ purchases with FF&E reserve	(22,396)	(33,780)

Non cash financing activities:
Issuance of common shares	$—	$1,461
Distribution of TA to common shareholders	—	(216,084)

CALCULATION OF EBITDA

(in thousands)

		For the Three Months Ended
		3/31/2008	3/31/2007

Net income		$55,756	$43,372
Plus:	Interest expense	37,569	30,655
	Depreciation and amortization (continuing operations)	58,251	48,318
	Depreciation and amortization (discontinued operations) (1)	—	753
	Deferred percentage rent (continuing operations) (2)	1,552	1,485
	Deferred percentage rent (discontinued operations) (1) (2)	—	185
	Deferred additional returns (continuing operations) (3)	3,460	5,499
	Income taxes (continuing operations)	428	479
Less:	Gain on sale of real estate (continuing operations) (4)	(645)	—
EBITDA		$156,371	$130,746

(1)               On July 26, 2007, we sold our 18 Homestead Studio Suites® hotels.  We reclassified our consolidated statement of income for all periods presented to show the results of operations of the hotels which have been sold as discontinued.

(2)               In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

(3)               Our share of the operating results of our managed hotels in excess of the minimum returns due to us, or additional returns, is generally determined based upon annual calculations.  We recognize additional returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

(4)               On February 5, 2008, we sold our Park Plaza hotel in North Phoenix, Arizona for $8,000 and recognized a gain on sale of $645.

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, depreciation and amortization expense, income tax expense, deferred percentage rent and deferred additional returns less gain on sale of real estate.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest and depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with  generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(in thousands, except per share data)

		For the Three Months Ended
		3/31/2008	3/31/2007

Net income available for common shareholders		$48,286	$39,013
Plus:	FF&E deposits not in net income (1)	—	498
	Depreciation and amortization (continuing operations)	58,251	48,318
	Depreciation and amortization (discontinued operations) (2)	—	753
	Deferred percentage rent (continuing operations) (3)	1,552	1,485
	Deferred percentage rent (discontinued operations) (2) (3)	—	185
	Deferred additional returns (continuing operations) (4)	3,460	5,499
	TA spin off costs (continuing operations) (5)	—	2,711
Less:	Gain on sale of real estate (continuing operations) (6)	(645)	—
FFO available for common shareholders		$110,904	$98,462

Weighted average shares outstanding		93,893	90,760

Net income available for common shareholders per share		$0.51	$0.43
FFO available for common shareholders per share		$1.18	$1.08

(1)               Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E Reserve escrows.  At March 31, 2008, we own all the FF&E escrows for our hotels.  Through July 26, 2007, we had a security and remainder interest in the FF&E Reserve escrows for our former Homestead Studio Suites hotels (see Note 2). When we own the FF&E Reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent.  When we had a security and remainder interest in the FF&E Reserve escrows of our Homestead Studio Suites hotels, deposits were not included in revenue.  We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(2)               On July 26, 2007, we sold our 18 Homestead Studio Suites® hotels.   We reclassified our consolidated statement of income for all periods presented to show the results of operations of the hotels which have been sold as discontinued.

(3)               In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.

(4)               Our share of the operating results of our managed hotels in excess of the minimum returns due to us, or additional returns, is generally determined based upon annual calculations.  We recognize  additional returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.

(5)               During the first quarter of 2007, we expensed $2,711 of costs in connection with the spin off of our former subsidiary, TravelCenters of America, LLC, or TA, to our shareholders on January 31, 2007.

(6)               On February 5, 2008, we sold our Park Plaza hotel in North Phoenix, Arizona for $8,000 and recognized a gain on sale of $645.

We compute FFO as shown in the calculation above. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include FF&E deposits not included in net income (see Note 1), deferred percentage rent (see Note 3) and deferred additional returns (see Note 4) and  exclude TA spin off costs (see Note 5).  We consider FFO to be an appropriate measure of performance for a real estate investment trust, or REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense, FFO can facilitate comparison of current operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future capital needs and operating performance.

SEGMENT INFORMATION

(in thousands)

	For the Three Months Ended March 31, 2008
	Hotels	Travel Centers	Corporate	Consolidated

Hotel operating revenues	$222,440	$—	$—	$222,440
Minimum rent	30,890	59,066	—	89,956
FF&E reserve income	6,183	—	—	6,183
Interest income	—	—	600	600
Total revenues	259,513	59,066	600	319,179
Hotel operating expenses	(156,376)	—	—	(156,376)
Operating income	103,137	59,066	600	162,803

Interest expense	—	—	37,569	37,569
Depreciation and amortization expense	38,428	19,823	—	58,251
General and administrative expense	—	—	11,444	11,444
Total expenses	38,428	19,823	49,013	107,264

Income (loss) before gain on sale of real estate and income taxes	64,709	39,243	(48,413)	55,539
Gain on sale of real estate	645	—	—	645
Income (loss) before income taxes	65,354	39,243	(48,413)	56,184
Income tax expense	—	—	(428)	(428)

Income (loss) from continuing operations	$65,354	$39,243	$(48,841)	$55,756

Total assets	$3,246,441	$2,408,652	$56,624	$5,711,717

	For the Three Months Ended March 31, 2007
	Hotels	Travel Centers	Corporate	Consolidated

Hotel operating revenues	$224,471	$—	$—	$224,471
Minimum rent	29,111	28,499	—	57,610
FF&E reserve income	5,439	—	—	5,439
Interest income	—	—	3,148	3,148
Total revenues	259,021	28,499	3,148	290,668
Hotel operating expenses	(160,398)	—	—	(160,398)
Operating income	98,623	28,499	3,148	130,270

Interest expense	—	—	30,655	30,655
Depreciation and amortization expense	35,746	12,572	—	48,318
General and administrative expense	—	—	7,793	7,793
TA spin off costs	—	2,711	—	2,711
Loss on asset impairment	—	—	—	—
Total expenses	35,746	15,283	38,448	89,477

Income (loss) before income taxes	62,877	13,216	(35,300)	40,793
Income tax expense	—	—	(479)	(479)

Income (loss) from continuing operations	$62,877	$13,216	$(35,779)	$40,314

Total assets	$3,349,920	$1,728,389	$66,871	$5,145,180

DEBT SUMMARY

(dollars in thousands)

	Interest		Principal	Maturity		Years to
	Rate		Balance	Date		Maturity

Secured Fixed Rate Debt:

Mortgage - secured by one hotel in Overland Park, KS	8.300%		$3,616	07/01/11		3.3

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR+ 55 bps)	3.263%	(1)	$396,000	10/24/10		2.6

Unsecured Fixed Rate Debt:
Senior notes due 2010	9.125%		$50,000	07/15/10		2.3
Senior notes due 2012	6.850%		125,000	07/15/12		4.3
Senior notes due 2013	6.750%		300,000	02/15/13		4.9
Senior notes due 2015	5.125%		300,000	02/15/15		6.9
Senior notes due 2016	6.300%		275,000	06/15/16		8.2
Senior notes due 2017	5.625%		300,000	03/15/17		9.0
Senior notes due 2018	6.700%		350,000	01/15/18		9.8
Convertible senior notes due 2027	3.800%		575,000	03/15/27	(2)	19.0
Total / weighted average unsecured fixed rate debt	5.637%		$2,275,000			10.3

Weighted average secured fixed rate debt / total	8.300%		$3,616			3.3
Weighted average unsecured floating rate debt / total	3.263%		396,000			2.6
Weighted average unsecured fixed rate debt / total	5.637%		2,275,000			10.3
Weighted average debt / total	5.289%		$2,674,616			9.2

(1)          Interest rate at March 31, 2008.

(2)          The convertible senior notes are convertible if certain conditions are met (including certain changes in control) into cash equal to the principal amount of the notes and, to the extent the market price of our common shares exceeds the initial exchange price of $50.50 per share, subject to adjustment, either cash or our common shares at our option with a value based on such excess amount. Holders of our convertible senior notes may require us to repurchase all or a portion of the notes on March 20, 2012, March 15, 2017, and March 15, 2022, or upon the occurrence of certain change in control events.

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured
	Fixed Rate	Floating	Fixed
Year	Debt	Rate Debt	Rate Debt		Total
2008	$58	$—	$—		$58
2009	84	—	—		84
2010	91	396,000	50,000		446,091
2011	3,383	—	—		3,383
2012	—	—	125,000		125,000
2013	—	—	300,000		300,000
2014	—	—	—		—
2015	—	—	300,000		300,000
2016	—	—	275,000		275,000
2017	—	—	300,000		300,000
2018	—	—	350,000		350,000
2027	—	—	575,000	(1)	575,000
	$3,616	$396,000	$2,275,000		$2,674,616

(1)          The convertible senior notes are convertible if certain conditions are met (including certain changes in control) into cash equal to the principal amount of the notes and, to the extent the market price of our common shares exceeds the initial exchange price of $50.50 per share, subject to adjustment, either cash or our common shares at our option with a value based on such excess amount.  Holders of our convertible senior notes may require us to repurchase all or a portion of the notes on March 20, 2012, March 15, 2017, and March 15, 2022, or upon the occurrence of certain change in control events.

 LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	3/31/2008		12/31/2007		9/30/2007		6/30/2007		3/31/2007
Leverage Ratios:

Total debt / total assets	46.7%		45.4%		45.3%		47.2%		40.6%
Total debt / real estate assets, at cost	42.6%		41.6%		41.6%		43.6%		37.4%
Total debt / total market capitalization	43.1%		43.6%		38.0%		38.9%		30.3%
Total debt / total book capitalization	49.1%		48.1%		47.9%		50.2%		43.3%
Secured debt / total assets	0.1%		0.1%		0.1%		0.1%		0.1%
Variable rate debt / total debt	14.8%		6.1%		5.4%		24.1%		0.8%

Coverage Ratios:

EBITDA (1) / interest expense	4.2	x	4.1	x	4.2	x	4.5	x	4.2	x
EBITDA (1) / interest expense and preferred distributions	3.5	x	3.4	x	3.5	x	3.7	x	4.0	x

Public Debt Covenants: (2)

Total debt / adjusted total assets - allowable maximum 60.0%	41.9%		41.2%		41.2%		43.2%		36.8%
Secured debt / adjusted total assets - allowable maximum 40.0%	0.1%		0.1%		0.1%		0.1%		0.1%
Consolidated income available for debt service / debt service - required minimum 1.50x	3.69	x	4.47	x	3.63	x	3.90	x	3.65	x
Total unencumbered assets to unsecured debt - required minimum 150% / 200%	238.7%		220.1%		218.6%		209.2%		271.9%

(1)               See page 13 for calculation of EBITDA.

(2)               Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on sales of property and amortization of deferred charges.

FF&E RESERVE ESCROWS (1)

 (dollars in thousands)

	As of and For the Three Months Ended
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
HPT Owned:

FF&E reserves (beginning of period)	$28,134	$25,698	$30,684	$32,444	$27,363
Manager deposits	19,496	14,642	17,287	15,180	11,559
HPT fundings:
Carlson (2)	172	197	136	—	219
Marriott (3)	9,772	3,016	1,532	3,291	1,392
Hyatt (4)	600	7,500	7,500	11,000	16,000
InterContinental (5)	9,691	1,300	—	1,467	9,691
Hotel improvements	(22,396)	(24,219)	(31,441)	(32,698)	(33,780)
FF&E reserves (end of period)	$45,469	$28,134	$25,698	$30,684	$32,444

Tenant Owned:

FF&E reserves (beginning of period)	$—	$—	$1	$152	$2
Manager deposits	—	—	—	512	419
Hotel improvements	—	—	(1)	(663)	(269)
FF&E reserves (end of period)	$—	$—	$—	$1	$152

Total:

FF&E reserves (beginning of period)	$28,134	$25,698	$30,685	$32,596	$27,365
Manager deposits	19,496	14,642	17,287	15,692	11,978
HPT fundings:
Carlson (2)	172	197	136	—	219
Marriott (3)	9,772	3,016	1,532	3,291	1,392
Hyatt (4)	600	7,500	7,500	11,000	16,000
InterContinental (5)	9,691	1,300	—	1,467	9,691
Hotel improvements	(22,396)	(24,219)	(31,442)	(33,361)	(34,049)
FF&E reserves (end of period)	$45,469	$28,134	$25,698	$30,685	$32,596

(1)               Generally, each of our hotel operating agreements require the deposit of a percentage of gross hotel revenues into escrows to fund periodic hotel renovations, or FF&E reserves.  For recently built or renovated hotels, this requirement may be deferred for a period.  At March 31, 2008, we own all the FF&E reserve escrows for all our hotels.  Through July 26, 2007, we had a security and remainder interest in the escrow account of our former Homestead Studio Suites® hotels.

(2)               Pursuant to our agreement with Carlson for the management of 11 hotels, we agreed to fund certain rebranding costs and other capital improvements.  To the extent our fundings exceed $12,000, the minimum return payable by Carlson to us will increase as these funds are advanced.  At March 31, 2008, we have funded $37,286 under this agreement.

(3)               Represents FF&E reserve deposits for our Marriott branded hotels not funded by hotel operations but separately funded by us.  The operating agreements for our Marriott branded hotels generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves.  To the extent we make such fundings, our annual minimum returns or rent increases by a percentage of the amounts we fund.

(4)               Pursuant to our agreement with Hyatt for the management of 24 hotels, we agreed to fund certain rebranding costs and other capital improvements.  To the extent our funding exceeds $8,000, the minimum return payable by Hyatt to us will increase as these funds are advanced.  At March 31, 2008, we have funded $72,100 under this agreement.

(5)               Pursuant to our management agreements with InterContinental, we agreed to fund certain rebranding costs and capital improvements.  Generally, our annual minimum returns increase by a percentage of the amounts we fund.

2008 ACQUISITIONS AND DISPOSITIONS INFORMATION

 (dollars in thousands)

2008 ACQUISITIONS (through 3/31/2008):

				Number			Purchase
Date Aquired	Properties	Brand	Location	of Rooms / Suites	Operating Agreement	Purchase Price	Price per Room / Suite

There were no hotel acquisitions during the three months ended March 31, 2008.

On March 17, 2008 we acquired land and improvements at our Petro travel center in Sparks, Nevada for $42,500. This acquisition includes 42 acres of land, a 45,000 Sq. ft. travel center including a restaurant, convenience store, and casino plus an adjacent office building and hotel (71 keys).

2008 DISPOSITIONS (through 3/31/08):

				Number			Sales
Date Disposed	Properties	Brand	Location	of Rooms / Suites	Operating Agreement	Sales Price	Price per Room / Suite

2/5/08	1	Park Plaza	North Phoenix, AZ	166	Carlson	$8,000	$48

Total 2008	1			166		$8,000	$48

2008 FINANCING ACTIVITIES

 (share amounts and dollars in thousands)

For the Three Months Ended
3/31/2008

Debt Transactions: (1)
New debt raised	$—
Total new debt	—

Debt retired	(150,000)
Net debt	$(150,000)

Equity Transactions:
New common shares issued	—
New common equity raised, net	$—

New preferred shares issued	—
New preferred equity raised, net	$—
Total new equity	$—

(1)                                  Excludes drawings and repayments under our revolving credit facility.

OPERATING AGREEMENTS

AND PORTFOLIO INFORMATION

SUMMARY OF OPERATING AGREEMENTS

 (dollars in thousands)

Operating Agreement	Marriott (no. 1)	Marriott (no. 2)	Marriott (no. 3) (1)	Marriott (no. 4)	Marriott (no. 5) (1)	InterContinental (no. 1)	InterContinental (no. 2)	InterContinental (no. 3)	InterContinental (no. 4)	Hyatt	Carlson	TA (no. 1)	TA (no. 2)	Total / Range / Average (all investments)

Number of Properties	53	18	34	19	1	31	76	14	10	24	11	145	40	476

Number of Rooms / Suites	7,610	2,178	5,026	2,756	356	3,844	9,220	4,139	2,937	2,895	2,096	(2)	—	43,057

Property Brands	Courtyard by Marriott®	Residence Inn by Marriott®	Marriott® / Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Marriott®	Staybridge Suites®	Candlewood Suites®	InterContinental® / Crowne Plaza® / Holiday Inn® / Staybridge Suites®	Crowne Plaza® / Staybridge Suites®	AmeriSuites® / Hyatt PlaceTM	Radisson Hotels & Resorts® / Park Plaza® Hotels & Resorts / Country Inn & Suites by CarlsonSM	TravelCenters of America®	Petro Stopping Centers	17 Brands

Number of States	24	14	14	14	1	16	29	7 plus Ontario and Puerto Rico	5	14	7	39	25	44 plus Ontario and Puerto Rico

Manager	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiaries of Marriott International	Subsidiaries of Marriott International	Subsidiary of Marriott International	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiaries of InterContinental	Subsidiaries of InterContinental	Subsidiary of Hyatt	Subsidiary of Carlson	TA	TA	5 Managers

Tenant	Subsidiary of Host Hotels & Resorts Subleased to Subsidiary of Barcelo Crestline	Subsidiary of Host Hotels & Resorts Subleased to Subsidiary of Barcelo Crestline	Our TRS	Subsidiary of Barcelo Crestline	Subsidiary of Marriott International	Our TRS	Our TRS	Our TRS and a subsidiary of InterContinental	Our TRS	Our TRS	Our TRS	Subsidiary of TA	Subsidiary of TA	5 Tenants

Investment at March 31, 2008 (3)	$586,035	$202,025	$425,375	$274,222	$47,035	$436,708	$589,429	$512,300	$240,340	$310,450	$202,126	$1,751,952	$705,505	$6,283,502

End of Current Term	2012	2010	2019	2015	2019	2031	2028	2029	2030	2030	2030	2022	2024	2010-2031

Renewal Options (4)	3 for 12 years each	1 for 10 years, 2 for 15 years each	2 for 15 years each	2 for 10 years each	4 for 15 years each	2 for 12.5 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	N/A	2 for 15 years each

Annual Minimum Return / Minimum Rent	$58,460	$20,184	$44,002	$28,508	$5,522	$37,882	$50,000	$44,258	$21,130	$22,110	$12,907	$159,580 (5)	$66,177	$570,720

Additional Return (6)	—	—	$711	—	—	—	$10,000	$3,458	$1,750	50% of cash flow in excess of minimum return (7)	50% of cash flow in excess of minimum return (7)	—	—	$15,919

Percentage Return / Rent (8)	5% of revenues above 1994/95 revenues	7.5% of revenues above 1996 revenues	7% of revenues above 2000/01 revenues	7.0% of revenues above 1999/2000 revenues	CPI based calculation	7.5% of revenues above 2004/06/08 revenues	7.5% of revenues above 2006/07 revenues	7.5% of revenues above 2006/07 revenues	7.5% of revenues above 2007 revenues	—	—	3% of non-fuel revenues and .3% of fuel revenues above 2011 revenues	3% of non-fuel revenues and .3% of fuel revenues above 2012 revenues

Security Deposit	$50,540	$17,220	$36,204	$28,508	—	$36,872 (9)	—	$36,872 (9)	$36,872 (9)	—	—	—	—	$169,344

Other Security Features	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement		Tenant minimum net worth requirement	Guarantee provided by Marriott	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by Hyatt	Limited guarantee provided by Carlson	TA guarantee	TA guarantee

(1)     Effective January 1, 2008, we entered into a new lease for our Marriott Kauai Resort Beach Club with a subsidiary of Marriott International, Inc.  This hotel was previously included in Marriott agreement no. 3 and leased to one of our taxable REIT subsidiaries.

(2)     18  of our TA properties  include hotels.  The rooms associated with these hotels have been excluded from total hotel rooms.

(3)     Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(4)     Renewal options may be exercised by the manager or tenant for all, but not less than all, of the properties within each combination.

(5)     The amount of minimum rent payable to us by TA is scheduled to increase to $163,632, $167,686, $172,742 and $177,799 in 2009, 2010, 2011 and 2012, respectively.  The annual straight line rent for GAAP reporting purposes is $173,577.

(6)     These management agreements provide for annual additional return payments in the amount listed, to the extent of available cash flow after payment of operating costs, funding of the FF&E reserve, payment of our minimum return and payment of certain managment fees.

(7)     These management agreements provide for payment to us of 50% of available cash flow after payment of operating costs, funding the FF&E reserve, payment of our minimum return and reimbursement to the managers of working capital and guaranty advances, if any.

(8)     Each management contract or lease provides for payment to us of a percentage of increases in total property sales over a base year level as additional return or rent.

(9)     The single $36,872 deposit secures InterContinental’s obligations under the InterContinental  No. 1, No. 3 and No. 4 portfolios.

PORTFOLIO BY OPERATING AGREEMENT, MANAGER AND BRAND
(dollars in thousands)

		Percent of		Percent of				Annual	Percent of
	Number of	Number of	Number of	Number of		Percent of	Investment per	Minimum	Minimum
	Properties	Properties	Rooms / Suites (1)	Rooms / Suites (1)	Investment (2)	Investment	Room / Suite	Return / Rent	Return / Rent
By Operating Agreement:
InterContinental (no. 1)	31	7%	3,844	9%	$436,708	7%	$114	$37,882	7%
InterContinental (no. 2)	76	16%	9,220	21%	589,429	9%	64	50,000	9%
InterContinental (no. 3)	14	3%	4,139	10%	512,300	8%	124	44,258	8%
InterContinental (no. 4)	10	2%	2,937	7%	240,340	4%	82	21,130	4%
Marriott (no. 1)	53	11%	7,610	18%	586,035	9%	77	58,460	10%
Marriott (no. 2)	18	4%	2,178	5%	202,025	3%	93	20,184	3%
Marriott (no. 3)	34	8%	5,026	12%	425,375	7%	85	44,002	8%
Marriott (no. 4)	19	4%	2,756	6%	274,222	4%	100	28,508	5%
Marriott (no. 5)	1	—	356	0%	47,035	1%	132	5,522	1%
Hyatt	24	5%	2,895	7%	310,450	5%	107	22,110	4%
Carlson	11	2%	2,096	5%	202,126	3%	96	12,907	2%
TA (no. 1) (3)	145	30%	N/A	N/A	1,751,952	29%	N/A	159,580	28%
TA (no. 2)	40	8%	N/A	N/A	705,505	11%	N/A	66,177	11%
Total	476	100%	43,057	100%	$6,283,502	100%	$89	$570,720	100%

By Manager:
InterContinental	131	28%	20,140	47%	$1,778,777	28%	$88	$153,270	27%
Marriott International	125	27%	17,926	41%	1,534,692	25%	86	156,676	27%
Hyatt	24	5%	2,895	7%	310,450	5%	107	22,110	4%
Carlson	11	2%	2,096	5%	202,126	3%	96	12,907	2%
TA (3)	185	38%	N/A	N/A	2,457,457	39%	N/A	225,757	40%
Total	476	100%	43,057	100%	$6,283,502	100%	$89	$570,720	100%

By Brand:
AmeriSuites® / Hyatt PlaceTM	24	5%	2,895	7%	$310,450	5%	$107
Candlewood Suites®	76	16%	9,220	21%	589,411	9%	64
Country Inn & Suites by CarlsonSM	5	1%	753	2%	74,827	1%	99
Courtyard by Marriott®	71	15%	10,280	24%	845,885	13%	82
Crowne Plaza®	12	3%	4,406	10%	367,655	6%	83
Holiday Inn®	3	1%	697	2%	35,526	1%	51
InterContinental®	5	1%	1,479	3%	309,876	5%	210
Marriott Hotels®	3	1%	1,356	3%	117,254	2%	86
Park Plaza® Hotels & Resorts	1	0%	368	1%	11,533	0%	31
Radisson Hotels & Resorts®	5	1%	975	2%	115,765	2%	119
Residence Inn by Marriott®	37	8%	4,695	11%	447,014	7%	95
SpringHill Suites by Marriott®	2	0%	264	1%	20,833	0%	79
Staybridge Suites®	35	7%	4,338	10%	476,309	8%	110
TownePlace Suites by Marriott®	12	3%	1,331	3%	103,707	2%	78
TravelCenters of America®	145	30%	N/A	N/A	1,751,952	28%	N/A
Petro Stopping Centers®	40	8%	N/A	N/A	705,505	11%	N/A
Total	476	100%	43,057	100%	$6,283,502	100%	$89

(1)          18 of our TA properties include a hotel.  The rooms associated with these hotels have been excluded from total hotel rooms.

(2)          Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(3)          The amount of annual minimum rent payable to us by TA is scheduled to increase to $163,632, $167,686, $172,742 and $177,799 in 2009, 2010, 2011 and 2012, respectively.  The annual straight line rent for GAAP reporting purposes is $173,577.

OPERATING STATISTICS BY HOTEL OPERATING AGREEMENT

		No. of
	No. of	Rooms /	First Quarter (1)
	Hotels	Suites	2008	2007	Change
ADR
InterContinental (no. 1)	31	3,844	$115.06	$110.57	4.1%
InterContinental (no. 2)	76	9,220	72.18	70.01	3.1%
InterContinental (no. 3)	14	4,139	147.76	141.79	4.2%
InterContinental (no. 4)	10	2,937	115.16	111.72	3.1%
Marriott (no. 1)	53	7,610	128.78	127.98	0.6%
Marriott (no. 2)	18	2,178	121.96	119.07	2.4%
Marriott (no. 3) (2)	34	5,026	110.80	107.32	3.2%
Marriott (no. 4)	19	2,756	128.59	124.75	3.1%
Marriott (no. 5) (2)	1	356	235.91	210.85	11.9%
Hyatt	24	2,895	106.44	94.53	12.6%
Carlson	11	2,096	110.90	105.18	5.4%
Total/Average	291	43,057	$112.21	$108.22	3.7%

OCCUPANCY
InterContinental (no. 1)	31	3,844	71.9%	71.4%	0.5 pt
InterContinental (no. 2)	76	9,220	69.6%	72.2%	-2.6 pt
InterContinental (no. 3)	14	4,139	73.5%	75.3%	-1.8 pt
InterContinental (no. 4)	10	2,937	68.7%	70.5%	-1.8 pt
Marriott (no. 1)	53	7,610	62.8%	62.9%	-0.1 pt
Marriott (no. 2)	18	2,178	66.2%	72.5%	-6.3 pt
Marriott (no. 3) (2)	34	5,026	67.2%	70.4%	-3.2 pt
Marriott (no. 4)	19	2,756	70.9%	69.9%	1.0 pt
Marriott (no. 5) (2)	1	356	83.1%	86.1%	-3.0 pt
Hyatt	24	2,895	65.0%	55.5%	9.5 pt
Carlson	11	2,096	65.6%	67.9%	-2.3 pt
Total/Average	291	43,057	68.2%	69.1%	-0.9

RevPAR
InterContinental (no. 1)	31	3,844	$82.73	$78.95	4.8%
InterContinental (no. 2)	76	9,220	50.24	50.55	-0.6%
InterContinental (no. 3)	14	4,139	108.60	106.77	1.7%
InterContinental (no. 4)	10	2,937	79.11	78.76	0.4%
Marriott (no. 1)	53	7,610	80.87	80.50	0.5%
Marriott (no. 2)	18	2,178	80.74	86.33	-6.5%
Marriott (no. 3) (2)	34	5,026	74.46	75.55	-1.4%
Marriott (no. 4)	19	2,756	91.17	87.20	4.6%
Marriott (no. 5) (2)	1	356	196.04	181.54	8.0%
Hyatt	24	2,895	69.19	52.46	31.9%
Carlson	11	2,096	72.75	71.42	1.9%
Total/Average	291	43,057	$76.53	$74.78	2.3%

(1) Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(2) Effective January 1, 2008 we entered into a new lease for our Marriott Kauai Resort Beach Club hotel with a subsidiary of Marriott International, Inc.  This hotel was previously included in Marriott agreement no. 3 and leased to one of our taxable REIT subsidiaries. Prior periods have been adjusted to remove of the Kauai property from Marriott (no.3) and report its results in (Marriott no. 5).

"ADR" is average daily rate; "RevPAR" is revenue per available room.  All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods.  We have not independently verified our managers' and tenants’ operating data.

COVERAGE BY OPERATING AGREEMENT (1)

	For the Twelve Months Ended (2)
Operating Agreement	3/31/2008		12/31/2007	9/30/2007	6/30/2007	3/31/2007
InterContinental (no. 1)	1.12	x	1.09x	1.08x	1.08x	1.07x
InterContinental (no. 2)	1.42	x	1.43x	1.42x	1.39x	1.39x
InterContinental (no. 3)	1.37	x	1.33x	1.31x	1.26x	1.28x
InterContinental (no. 4)	1.30	x	1.39x	1.41x	1.47x	1.48x
Marriott (no. 1)	1.62	x	1.63x	1.58x	1.54x	1.51x
Marriott (no. 2)	1.25	x	1.33x	1.32x	1.37x	1.36x
Marriott (no. 3) (3)	1.26	x	1.29x	1.27x	1.25x	1.23x
Marriott (no. 4)	1.23	x	1.22x	1.18x	1.18x	1.18x
Marriott (no. 5) (3)	0.76	x	0.80x	0.80x	0.65x	0.49x
Hyatt (4)	0.70	x	0.54x	0.51x	0.50x	0.61x
Carlson	1.66	x	1.70x	1.64x	1.62x	1.53x
TA (no. 1) (5)		(7)	1.26x	1.39x	1.45x	1.48x
TA (no. 2) (5) (6)		(7)	1.08x	1.15x	1.30x	1.42x

	For the Three Months Ended (2)
Operating Agreement	3/31/2008		12/31/2007	9/30/2007	6/30/2007	3/31/2007
InterContinental (no. 1)	1.09	x	0.93x	1.25x	1.21x	0.96x
InterContinental (no. 2)	1.32	x	1.25x	1.57x	1.55x	1.34x
InterContinental (no. 3)	1.29	x	1.22x	1.35x	1.64x	1.13x
InterContinental (no. 4)	1.22	x	1.25x	1.08x	1.65x	1.57x
Marriott (no. 1)	1.40	x	1.55x	1.71x	1.83x	1.47x
Marriott (no. 2)	0.87	x	1.34x	1.30x	1.48x	1.21x
Marriott (no. 3) (3)	1.01	x	1.19x	1.39x	1.50x	1.14x
Marriott (no. 4)	1.37	x	1.21x	1.00x	1.33x	1.34x
Marriott (no. 5) (3)	0.68	x	0.44x	1.00x	0.94x	0.84x
Hyatt (4)	1.06	x	0.56x	0.60x	0.58x	0.41x
Carlson	1.66	x	1.47x	1.78x	1.74x	1.80x
TA (no. 1) (5)		(7)	0.85x	1.54	1.52x	1.14x
TA (no. 2) (5) (6)		(7)	0.91x	1.18	1.24x	1.00x

(1) We define coverage as combined total property sales minus all property level expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our managers or tenants), divided by the minimum return or minimum rent payments due to us. For some combinations, amounts have been calculated using data for periods prior to our ownership of certain properties and prior to commencement of our operating agreements.

(2) Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(3) Effective January 1, 2008, we entered into a new lease for our Marriott Kauai Resort Beach Club hotel with a subsidiary of Marriott International, Inc. This hotel was previously included in Marriott agreement no. 3 and leased to one of our taxable REIT subsidiaries. Coverage ratios have calculated assuming the current operating agreements were in place for all periods presented.  As part of the new guaranteed lease agreement for this hotel, we have agreed to provide funding for major capital projects at this hotel; as those improvements are funded our guaranteed rents will increase.

(4) In connection with the rebranding of our AmeriSuites® hotels to Hyatt PlaceTM hotels starting in the third quarter of 2006, 21 of the hotels in this portfolio have been undergoing renovations which required some hotel rooms to be taken out of service. Substantially all rennovations were completed during the fourth quarter of 2007.

(5) Includes data for periods prior to our ownership of some properties.

(6) Includes data for periods some properties were not operated by the current operator.

(7) Data for the most recent period is not currently available from our tenant, TA.

All operating data presented are based upon the operating results provided by our manager’s and tenant’s for the indicated periods. We have not independently verified our managers or tenants operating data.

OPERATING AGREEMENT EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Minimum Return / Rent	% of Annualized Minimum Return / Rent	Cumulative % of Annualized Minimum Return / Rent
2008	$—	—	—
2009	—	—	—
2010	20,184	3.5%	3.5%
2011	—	—	—
2012	58,460	10.3%	13.8%
2013	—	—	13.8%
2014	—	—	13.8%
2015	28,508	5.0%	18.8%
2016	—	—	18.8%
2017	—	—	18.8%
2018 and thereafter	463,568	81.2%	100.0%
Total	$570,720	100.0%

Weighted average remaining term	15.3 years